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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an Application to Determine Eligibility of a trustee
                        Pursuant to Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                   New York                               13-4941093
 (JURISDICTION OF INCORPORATION OR ORGANIZATION        (I.R.S. EMPLOYER
           IF NOT A US NATIONAL BANK)                 IDENTIFICATION NO.)

                77 Water Street
              New York, New York                            10005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                       77 Water Street, New York, NY 10005
                                 (212) 701-7602
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                      ------------------------------------

                         Bellwether Exploration Company
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                 Delaware                                  76-0437769
      (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

                         1331 Lamar Street - Suite 1455
                                Houston, TX 77010
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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                       SENIOR SUBORDINATED NOTES DUE 2007
                       (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                              Federal Reserve Bank of New York
                              33 Liberty Street, New York NY 10045

                              State of New York Banking Department
                              2 Rector Street, New York, NY 10006

      (b)   Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.     AFFILIATIONS WITH THE OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the trustee.

ITEM 16.    LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

      2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

      3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

      4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 31st day of March, 1997.

                                     BANK OF MONTREAL TRUST COMPANY

                                     By_________________________
                                              Amy Roberts
                                        Assistant Vice President

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                                                                   EXHIBIT "D"
                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                        ---------------------------------

ASSETS

Due From Banks ..............................................        $   740,801
                                                                     -----------
Investment Securities:
     State & Municipal ......................................         16,888,571
     Other ..................................................                100
                                                                     -----------
          TOTAL SECURITIES ..................................         17,629,572
                                                                     -----------

Loans and Advances
     Federal Funds Sold .....................................          4,300,000
     Overdrafts .............................................              3,591
                                                                     -----------
          TOTAL LOANS AND ADVANCES ..........................          4,303,591
                                                                     -----------
Investment in Harris Trust, NY ..............................          7,516,776
Premises and Equipment ......................................            173,475
Other Assets ................................................          2,304,743
                                                                     -----------

          TOTAL ASSETS ......................................        $31,928,057
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LIABILITIES

Trust Deposits ..............................................        $ 8,602,958
Other Liabilities ...........................................            784,769
                                                                     -----------
          TOTAL LIABILITIES .................................          9,387,727
                                                                     -----------
CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
     Fully Paid - 10,000 Shares of $100 Each ................          1,000,000
Surplus .....................................................          4,222,188
Retained Earnings ...........................................         17,289,810
Equity - Municipal Gain/Loss ................................             28,332
                                                                     -----------

          TOTAL CAPITAL ACCOUNTS ............................         22,540,330

          TOTAL LIABILITIES
          AND CAPITAL ACCOUNTS ..............................        $31,928,057
                                                                     ===========

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                                December 31, 1996

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                  Sanjiv Tandon
                                 Kevin O. Healey
                               Steven R. Rothbloom